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                     The Global Government Plus Fund, Inc.

                        Supplement dated June 2, 1997 to
                       Prospectus dated February 28, 1997

    The following information supplements 'How the Fund Invests--Investment Objective and Policies,' 'Taxes, Dividends and Distributions' and 'General Information' in the Prospectus:

    On May 21, 1997, the Board of Directors approved changes in the Fund's investment policies whereby the Fund will modify its investment policies to (i) invest primarily in debt securities of issuers located in at least three countries, excluding the United States (except in periods of market weakness), (ii) increase its ability to invest in below-investment grade debt securities from 10% of total assets to 15% of total assets,
(iii) change its dividend policy from declaring dividends of net investment income at least quarterly to declaring such dividends daily and paying those dividends monthly and (iv) change its name to Prudential International Bond Fund, Inc.

    These changes are expected to become effective on or about
September 2, 1997 or as soon as reasonably practicable thereafter.

    The following information supplements 'Shareholder Guide--How to Exchange Your Shares' in the Prospectus:

    Class A, Class B, Class C and Class Z shares of the Fund may be exchanged for the respective Class A, Class B, Class C and Class Z shares of other Prudential Mutual Funds, including global debt funds such as Prudential Intermediate Global Income Fund, Inc., The Global Total Return Fund, Inc. and Prudential Global Limited Maturity Fund, Inc. For a prospectus containing more information about any of those funds, call 1-800-225-1852. Please read it carefully before you invest or send money.

MF170C-1 (6/2/97)